UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 29, 2020

PEBBLEBROOK HOTEL TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4747 Bethesda Avenue,	Suite 1100
Bethesda,	Maryland	20814
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (240) 507-1300
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value per share	PEB	New York Stock Exchange
Series C Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PC	New York Stock Exchange
Series D Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PD	New York Stock Exchange
Series E Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PE	New York Stock Exchange
Series F Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On June 29, 2020, Pebblebrook Hotel Trust (the “Company”), as parent guarantor, Pebblebrook Hotel, L.P., as borrower (the “Operating Partnership”), amended four credit agreements and a note purchase and guarantee agreement. The amendments and their changes to material terms of the agreements are described below.
Amendment to Primary Credit Agreement ($650 Million Revolving Credit Facility and $300 Million Term Loan Facility)
On June 29, 2020, the Company, as parent guarantor, the Operating Partnership, as borrower, certain subsidiaries of the Operating Partnership, as guarantors, Bank of America, N.A. (“BofA”), as administrative agent, swing line lender and L/C issuer, and certain other lenders named therein, entered into that certain Second Amendment to Fourth Amended and Restated Credit Agreement (the “Primary Credit Agreement Amendment”).
The Primary Credit Agreement Amendment amended that certain Fourth Amended and Restated Credit Agreement, dated as of October 13, 2017, among the Company, the Operating Partnership, certain subsidiaries of the Operating Partnership, BofA, as administrative agent, swing line lender and L/C issuer, and certain other lenders named therein, as amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement, dated February 20, 2020 (the “Primary Credit Agreement”).
As previously disclosed, the Primary Credit Agreement provides for a $950 million unsecured borrowing capacity, composed of a $650 million unsecured revolving credit facility, which matures on January 15, 2022, and a $300 million unsecured term loan facility, which matures on January 15, 2023. Subject to certain terms and conditions set forth in the Primary Credit Agreement, the Operating Partnership (i) may request additional lender commitments under either or both facilities of up to an additional aggregate of $250 million (for a maximum aggregate borrowing capacity under the Primary Credit Agreement of $1.25 billion) and (ii) may elect, for an additional fee, to extend the maturity date of the revolving credit facility by six months once or twice, for a maximum maturity date of January 15, 2023.
As amended by the Primary Credit Agreement Amendment, all existing financial covenants under the Primary Credit Agreement are suspended from June 29, 2020 through the first quarter of 2021. The period from June 29, 2020 through the required financial statement reporting date for the second quarter of 2021 is referred to herein as the “Waiver Period.” The financial covenants are phased back in, but at less restrictive levels than were in place prior to the Waiver Period, over a five-quarter period beginning with the second quarter of 2021 (the “Phase‑in Period”). During the Phase-in Period, instead of using the prior four calendar quarters’ results in the calculations for determining compliance with the financial covenants, only results for the second quarter of 2021 and thereafter are used (annualized until the final quarter of the Phase-in Period). As amended, the Primary Credit Agreement permits the Operating Partnership to terminate the Waiver Period early at any time, irrevocably, subject to demonstrating satisfaction of the financial covenants that would otherwise apply for the quarter ending immediately prior to such demonstration. In the event of the Waiver Period’s early termination, the Phase-in Period will begin with such quarter and continue for four calendar quarters thereafter.
In addition, the Primary Credit Agreement, as amended by the Primary Credit Agreement Amendment, provides that, among other things:

•
during the Waiver Period, the total of the Company’s cash, cash equivalents and available undrawn funds under all of the Company’s credit agreements and notes (“Liquidity”) must be at least $150 million at the end of each month;

•
during the Waiver Period, if (a) Liquidity is, at any time, less than $300 million, then the Operating Partnership will pledge equity interests in the subsidiary guarantors in an amount equal in value to the amount of outstanding indebtedness and commitments or (b) Liquidity is, as any time, less than $250 million or the outstanding balance under the revolving credit facility is greater than $400 million, then the Operating Partnership will pledge all of the equity interests in the subsidiary guarantors that own unencumbered assets. Following the Waiver Period, any equity interests so pledged will be released when the maximum permitted ratio of consolidated total debt (less unrestricted cash) to consolidated EBITDA (the “Leverage Ratio”) is (i) not more than 6.75:1:00 for two consecutive quarters or (ii) not more than 6.25:1:00 for one quarter.

•
during the Waiver Period, there are additional limitations on capital expenditures, investments, additional indebtedness, acquisitions, dispositions, dividend payments and share repurchases, with certain exceptions and subject to continued compliance, as follows:

◦
regular dividends on the Company’s four series of cumulative redeemable preferred shares and quarterly dividends of $0.01 per common share (or higher to the extent necessary to maintain the Company’s status as a REIT for federal income tax purposes) are permitted;

◦	all emergency, life safety and ordinary course maintenance capital expenditures plus $90 million in other capital expenditures are permitted;

◦	up to $200 million in proceeds from dispositions of unencumbered assets may be reinvested in acquisitions;

◦	up to $250 million in additional secured non-recourse indebtedness and up to $250 million in additional recourse indebtedness are permitted;

◦	up to $300 million in acquisitions of unencumbered hotel properties funded by the issuance and sale of additional common shares are permitted; and

◦	up to $100 million in investments other than hotel properties;

•
during the Waiver Period, net cash proceeds from permitted equity issuances and sales, dispositions and debt issuances exceeding the excepted amounts stated above must be used to prepay outstanding indebtedness;

•
during the Phase-in Period, the maximum permitted Leverage Ratio is increased from 6.75:1.00 to 8.50:1.00 for the first and second quarters of the Phase-in Period, 8.00:1.00 for the third and fourth quarters of the Phase-in Period and 7:50:1.00 for the fifth quarter of the Phase-in Period;

•
during the Phase-in Period, the maximum ratio of unsecured debt to total unencumbered asset value will be 67.5% for the first and second quarters of the Phase-in Period and 65.0% for the third and fourth quarters of the Phase-in Period;

•	for the first and second quarters of the Phase-in Period, the maximum unsecured interest coverage ratio will be 1.75:1.00;

•	for purposes of calculating interest rates on borrowings, LIBOR will be at least 25 basis points and, during the Waiver Period:

◦	revolving credit facility loans (other than swing line loans) will bear interest at LIBOR plus 2.25% for LIBOR-based loans and 1.25% for Base Rate-based loans and swing line loans; and

◦	term loans (other than loans that are subject to swap agreements) will bear interest at LIBOR plus 2.20% for LIBOR-based loans and 1.20% for Base Rate-based loans; and

•	during and following the Waiver Period, repurchases of common shares are not permitted until the Leverage Ratio is below 6.75:1.00.

On June 30, 2020, after the Company voluntarily repaid approximately $253 million of borrowings under the $650 million unsecured revolving credit facility, the principal amount outstanding under that facility was approximately $390.0 million.
Amendment to USB Credit Agreement ($65 Million Term Loan Facility)
On June 29, 2020, the Company, as parent guarantor, the Operating Partnership, as borrower, certain subsidiaries of the Operating Partnership, as guarantors, U.S. Bank National Association (“USB”), as administrative agent, and certain other lenders named therein, entered into that certain First Amendment to Amended and Restated Credit Agreement (the “USB Credit Agreement Amendment”).
The USB Credit Agreement Amendment amended that certain Amended and Restated Credit Agreement, dated as of October 13, 2017, among the Company, the Operating Partnership, certain subsidiaries of the Operating Partnership, USB and certain other lenders named therein (the “USB Credit Agreement”).
As previously disclosed, the USB Credit Agreement provides for a $65 million unsecured term loan facility, which matures on April 13, 2022. Subject to certain terms and conditions set forth in the USB Credit Agreement, the Operating Partnership may request additional lender commitments under the facility of up to an additional aggregate of $85 million (for a maximum aggregate borrowing capacity under the USB Credit Agreement of $150 million).
The USB Credit Agreement Amendment amended the USB Credit Agreement in substantially the same manner as the Primary Credit Agreement Amendment amended the Primary Credit Agreement, as set forth above.
Amendment to CapOne Credit Agreement ($110 Million Term Loan Facility)
On June 29, 2020, the Company, as parent guarantor, the Operating Partnership, as borrower, certain subsidiaries of the Operating Partnership, as guarantors, Capital One, National Association (“CapOne”), as administrative agent, and certain other lenders named therein, entered into that certain First Amendment to Credit Agreement (the “CapOne Credit Agreement Amendment”).
The CapOne Credit Agreement Amendment amended that certain Credit Agreement, dated as of October 13, 2017, among the Company, the Operating Partnership, certain subsidiaries of the Operating Partnership, CapOne and certain other lenders named therein (the “CapOne Credit Agreement Amendment”).
As previously disclosed, the CapOne Credit Agreement provides for a $110 million unsecured term loan facility, which matures on October 13, 2024. Subject to certain terms and conditions set forth in the CapOne Credit Agreement, the Operating Partnership may request additional lender commitments under the facility of up to an additional aggregate of $140 million (for a maximum aggregate borrowing capacity under the CapOne Credit Agreement of $250 million).
The CapOne Credit Agreement Amendment amended the CapOne Credit Agreement in substantially the same manner as the Primary Credit Agreement Amendment amended the Primary Credit Agreement, as set forth above, except that, during the Waiver Period, term loans (other than loans that are subject to swap agreements) will bear interest at LIBOR plus 2.60% for LIBOR-based loans and 1.60% for Base Rate-based loans.

Amendment to BofA Credit Agreement ($1.75 Billion Term Loan Facility)
On June 29, 2020, the Company, as parent guarantor, the Operating Partnership, as borrower, certain subsidiaries of the Operating Partnership, as guarantors, BofA, as administrative agent, and certain other lenders named therein, entered into that certain First Amendment to Credit Agreement (the “BofA Credit Agreement Amendment”).
The BofA Credit Agreement Amendment amended that certain Credit Agreement, dated as of October 31, 2018, among the Company, the Operating Partnership, certain subsidiaries of the Operating Partnership, BofA, as administrative agent, and certain other lenders named therein (the “BofA Credit Agreement”).
The BofA Credit Agreement Amendment amended the BofA Credit Agreement in substantially the same manner as the Primary Credit Agreement Amendment amended the Primary Credit Agreement, as set forth above. The BofA Credit Agreement Amendment also provides that lenders may, with the consent of the Company and the Operating Partnership, extend the maturities of term loans maturing in 2021 by one year, to 2022.
Amendment to Note Purchase and Guarantee Agreement ($100 Million Senior Unsecured Notes)
On June 29, 2020, the Company, the Operating Partnership, Massachusetts Mutual Life Insurance Company, MassMutual Asia Limited, Allianz Life Insurance Company of North America and The Guardian Life Insurance Company of America entered into that certain Second Amendment to Note Purchase Agreement (the “Note Purchase Agreement Amendment”).
The Note Purchase Agreement Amendment amended that certain Note Purchase and Guarantee Agreement, dated as of November 12, 2015, as amended by that certain First Amendment to Note Purchase Agreement, dated as of October 13, 2017, among the parties to the Note Purchase Agreement, pursuant to which the Operating Partnership issued $100 million of its senior unsecured notes of which (i) $60,000,000 aggregate principal was designated as its 4.70% Senior Notes, Series A, due December 1, 2023 and (ii) $40,000,000 aggregate principal was designated as its 4.93% Senior Notes, Series B, due December 1, 2025 (collectively, the “Notes”).
The Note Purchase Agreement Amendment conformed the Note Purchase Agreement in substantially the same manner as the Primary Credit Agreement Amendment amended the Primary Credit Agreement, as set forth above, except with respect to prepayments of the Notes and the interest rates the Notes bear.
As amended, the Note Purchase Agreement provides that, among other things:

•
during the Waiver Period, the Company must offer to prepay the Notes using available net cash proceeds from permitted equity issuances and sales, dispositions and debt issuances exceeding the excepted amounts stated above regarding the Primary Credit Agreement Amendment, in accordance with its stated order of payment, but the holders of the Notes have the right not to accept the prepayment offer; and

•
during the Phase-in Period, the per-annum interest rate the Notes bear will be increased during each quarter by 35 basis points if the Leverage Ratio exceeds 6.50:1.00 or by up to 100 basis points in the fourth and fifth quarters if the Leverage Ratio exceeds 6.75:1.00.

Several of the lenders under the Primary Credit Agreement, the USB Credit Agreement, the CapOne Credit Agreement and the BofA Credit Agreement, and their affiliates, have provided, and they and other lenders and their affiliates may in the future provide, various investment banking, commercial banking, fiduciary and advisory services for the Company from time to time for which they have received, and may in the future receive, customary fees and expenses.

The foregoing descriptions of the Primary Credit Agreement Amendment, the USB Credit Agreement Amendment, the CapOne Credit Agreement Amendment, the BofA Credit Agreement Amendment, and the Note Purchase Agreement Amendment are not complete and are qualified in their entirety by reference to the copies of such amendments filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K, each of which is hereby incorporated herein by reference.
Filed as Exhibit 10.6 to this Current Report on Form 8-K is that certain Second Amendment to Fourth Amended and Restated Credit Agreement, dated as of February 20, 2020. This amendment was not and is not material to the Company but is included with this Current Report on Form 8-K solely for the sake of completeness, because the composite conformed copy of the Primary Credit Agreement attached to the Primary Credit Agreement Amendment already reflects the First Amendment.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Primary Credit Agreement Amendment, the USB Credit Agreement Amendment, the CapOne Credit Agreement Amendment, the BofA Credit Agreement Amendment, and the Note Purchase Agreement Amendment is hereby incorporated by reference into this Item 2.03.
Item 7.01. Regulation FD Disclosure.
On July 1, 2020, the Company issued a press release announcing the entry into the amendments described under Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this report.
On July 1, 2020, the Company issued a press release regarding second quarter 2020 operating trends. A copy of the press release is furnished as Exhibit 99.2 to this report.
On July 1, 2020, the Company published on its website an investor presentation regarding second quarter 2020 operating trends. A copy of the presentation is furnished as Exhibit 99.3 to this report.
Item 8.01. Other Events.
On June 29, 2020, certain of the lenders under the BofA Credit Agreement agreed to extend the maturity date for $242.6 million of the term loans outstanding thereunder from November 1, 2021 to November 1, 2022.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1
Second Amendment to Fourth Amended and Restated Credit Agreement, dated as of October 13, 2017, among Pebblebrook Hotel, L.P., as the borrower, Pebblebrook Hotel Trust, as the parent REIT and a guarantor, certain subsidiaries of the borrower, as guarantors, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, and the other lenders party thereto, dated as of June 29, 2020.

10.2
First Amendment to Amended and Restated Credit Agreement, dated as of October 13, 2017, among Pebblebrook Hotel, L.P., as the borrower, Pebblebrook Hotel Trust, as the parent REIT and a guarantor, certain subsidiaries of the borrower, as guarantors, U.S. Bank National Association, as administrative agent, and the other lenders party thereto, dated as of June 29,2020.

10.3
First Amendment to Credit Agreement, dated as of November 12, 2015, among Pebblebrook Hotel, L.P., as the borrower, Pebblebrook Hotel Trust, as the parent REIT and a guarantor, certain subsidiaries of the borrower, as guarantors, Capital One, National Association, as administrative agent, and the other lenders party thereto, dated as of June 29,2020.

10.4
First Amendment to Credit Agreement, dated as of October 31, 2018, among Pebblebrook Hotel L.P., as the borrower, Pebblebrook Hotel Trust, as the parent REIT and a guarantor, certain subsidiaries of the borrower, as guarantors, Bank of America, N.A., as administrative agent, and the other lenders party thereto, dated as of June 29,2020.

10.5
Second Amendment to Note Purchase Agreement, dated as of October 13, 2017, among Pebblebrook Hotel Trust, Pebblebrook Hotel, L.P., Massachusetts Mutual Life Insurance Company, MassMutual Asia Limited, Allianz Life Insurance Company of North America and The Guardian Life Insurance Company of America, dated as of June 29,2020.

10.6
First Amendment to Fourth Amended and Restated Credit Agreement, dated as of October 13, 2017, among Pebblebrook Hotel, L.P., as the borrower, Pebblebrook Hotel Trust, as the parent REIT and a guarantor, certain subsidiaries of the borrower, as guarantors, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, and the other lenders party thereto, dated as of February 20, 2020.

99.1	Press release, issued July 1, 2020, regarding covenant waivers and extension of debt maturities.
99.2	Press release, issued July 1, 2020, regarding second quarter 2020 operating trends.
99.3	Investor presentation, dated July 1, 2020, regarding second quarter 2020 operating trends.
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

July 2, 2020	By:	/s/ Raymond D. Martz
		Name:	Raymond D. Martz
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary